EXHIBIT 10.4


                                 March 25, 1999


                                      VIA FACSIMILE (847-277-6996, 847-277-5978)
                                                                  & REGULAR MAIL
Mr. Jeff Batka
Mr. W. Jerome McDermott
Asset Based Financing
General Electric Capital Corporation
540 W Northwest Hwy
Barrington, Illinois  60010

         Re:      GE Approval of Y2K Date Change

Dear Jerry and Jeff:

         The purpose of this letter is to obtain the approval of General Electric Capital Corporation ("GE") to amend Section 13.16(B) of the Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement. Section 13.16(B) currently provides that Ugly Duckling shall be year 2000 compliant by no later than March 31, 1999. Ugly Duckling has requested an extension of the March 31, 1999 date to June 30, 1999. I understand you have agreed to this extension. The purpose of this letter is to confirm the agreement between GE and Ugly Duckling to amend Section 13.16(B) of the Amended and Restated Loan and Security Agreement to extend the year 2000 compliance date from March 31st to June 30th, 1999. Please acknowledge your agreement to this amendment by signing this letter and returning it to me at your convenience. If you have any questions or instructions regarding this matter, please contact me at any time. Your cooperation is appreciated.

                                   Sincerely,

                                   /S/ JON D. EHLINGER
                                   -------------------

                                   Jon D. Ehlinger
                                   General Counsel
                                   Ugly Duckling Car Sales

JDE:ag
















UDH.GE:CWJM4.DOC

Mr. Jeff Batka
Mr. W. Jerome McDermott
March 25, 1999
Page Two



Cc:      Don Addink
         Mike Kasten

GE's approval to extend Ugly Duckling "shall be year 2000 compliant by no later than March 31, 1999" to June 30, 1999 is contingent upon Ugly Duckling delivering to GE within five days after each month and starting March 31, 1999, progress updates (memos, gnat charts, contingency strategy, etc.) which highlight significant deadline misses and the impact of such misses.

Accepted and approved this 23 day of March, 1999.

General Electric Capital Corporation

By:      /s/ JEFF BATKA
         ---------------
Name:    Jeff Batka
Its:     Account Executive